SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 26, 1999



                                 Atlas Air, Inc.
             (Exact name of registrant as specified in its charter)



         Delaware                     0-25732                   84-1207329
(State or other jurisdiction       (Commission                (IRS Employer
of incorporation) File Number)                              Identification No.)


538 Commons Drive, Golden, CO                                    80401
Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:(303) 526-5050




          (Former name or former address, if changed since last report)





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Item 5. Other Events.


     Atlas Air, Inc. (the "Company") today announced that it has received notification from the National Mediation Board that its pilots have voted to be represented by the Air Line Pilots Association.

     The Company issued the press release attached herewith as Exhibit 99.1 on April 26, 1999.

Item 7. Financial Statements and Exhibits.


     (c) Exibits:

     The following exhibit is filed herewith:

     Exhibit 99.1 - Press Release dated April 26, 1999




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ATLAS AIR, INC.




Dated:  April 27, 1999              By:  /s/ Richard H. Shuyler
                                         ---------------------------------
                                             Richard H. Shuyler

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                                INDEX TO EXHIBITS


    Exhibit No.                        Description

    99.1                               Press Release dated April 26, 1999